                  (SEC REGISTRATION NO. 002-86082 / 811-03833)

                          MAINSTAY VP SERIES FUND, INC.


                   MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO


                         SUPPLEMENT DATED JULY 19, 2001
                       TO THE PROSPECTUS DATED MAY 1, 2001



1.      PORTFOLIO MANAGERS:  BIOGRAPHIES

        Effective immediately, Ms. Rupal J. Bhansali has replaced Messrs. Noal
C. Goldfarb and Joseph Portera as portfolio manager of the MainStay VP International Equity Portfolio (the "Portfolio"). Ms. Bhansali joined Mackay Shields as Managing Director and Head of the International Equity Products in 2001. Ms. Bhansali was previously the co-head of the international equity division at Oppenheimer Capital, where she managed various institutional and retail international equity portfolios. Earlier in her career, Ms. Bhansali worked in various capacities doing investment research and advisory work at Soros Fund Management, Crosby Securities and ICICI Ltd. She has over 10 years of experience in the industry. Ms. Bhansali received her MBA in finance from the University of Rochester and an undergraduate degree in business from the University of Bombay.


2.      INVESTMENT PROCESS

        The information provided below updates information regarding the investment policies and procedures of the Portfolio and should replace, in its entirety, the section entitled Investment Process:

INVESTMENT PROCESS

- MacKay Shields LLC, the Portfolio's Subadvisor, seeks to identify investment opportunities by pursuing a bottom up, stock picking investment discipline.

- Proprietary, quantitative and qualitative tools are used to identify attractive companies. In-depth, original, fundamental research is performed on identified companies to assess their business and investment prospects. In conducting the research, particular attention is paid to the generation and utilization of cash flows, the returns on invested capital and the overall track record of management in creating shareholder value.

- Portfolios are constructed by combining securities with low correlation. Quantitative tools are used for risk control at the portfolio level.

- Country allocations in the portfolio are a result of the bottom up, stock selection process. To reduce risk, an attempt is made at the portfolio level to stay within a reasonable range of the key constituents of the benchmark, unless the stock selection process strongly argues against it.

The Portfolio may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes. In addition, the Portfolio may buy or sell foreign currency options, securities and securities index options and enter into swap agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose, including to increase the Portfolio's return.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the objective of the Portfolio. The Subadvisor may evaluate, among other things, the condition of foreign economies and meaningful changes in the issuer's financial condition and competitiveness.

3.      PRINCIPAL RISKS

        In addition, the disclosure set forth in the Principal Risks section of the Portfolio's disclosure has been revised to include the following:

Due to its trading strategies, the Portfolio may experience a PORTFOLIO TURNOVER rate of over 100%. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

---------------------
PORTFOLIO TURNOVER measures the amount of trading a Portfolio does during the year.